BROWN ADVISORY FUNDS

Brown Advisory Multi-Strategy Fund
(the “Fund”)

Institutional Shares (BAFRX)
Investor Shares (Not Available for Sale)
Advisor Shares (Not Available for Sale)

Supplement dated July 15, 2016
to the Prospectus, the Summary Prospectus and the Statement of Additional Information
dated October 30, 2015

1.  Proposed Liquidation and Termination of the Fund

The Board of Trustees of Brown Advisory Funds (the “Trust”) has recently approved a Plan of Liquidation and Termination (the “Plan”) relating to the Fund pursuant to which the Fund would cease operations and be liquidated on or about August 12, 2016.  The Board considered the recommendation of Brown Advisory LLC (“Brown Advisory”), the investment adviser to the Fund, to liquidate the Fund based upon the Fund’s current small asset size and small shareholder base.  After careful consideration of the proposal of Brown Advisory to liquidate the Fund, the Board concluded that it is in the best interests of the Fund and its shareholders to liquidate the Fund and cease its operations.

Shareholders may continue to reinvest dividends and distributions in the Fund, redeem their shares, or exchange their shares for shares of any of the other Brown Advisory Funds offered by the Trust until the date of the liquidation.

It is currently anticipated that the Fund will liquidate as of the close of business on August 12, 2016.  Any shareholders of record holding shares of the Fund on that date will receive a check representing the total net asset value of their proceeds held in the Fund as a final liquidating distribution as of that date.

Effective as of the date of this Supplement, the Fund may depart from its stated investment objective and strategies in order to increase its cash holdings in preparation for effectuating its liquidation.

For shareholders holding their shares in taxable accounts, the liquidation may result in a taxable event.  Shareholders should consult their tax advisors regarding the tax treatment of their shares in the Fund resulting from the liquidation.

If you have any questions, please call the Fund at 1-800-540-6807 (toll free) or 414-203-9064

Investors should retain this supplement for future reference.